SUPPLEMENT TO THE CLASS A AND CLASS C PROSPECTUS AND
SUMMARY PROSPECTUS
OF
ALLSPRING SPECIALTY FUNDS
For the Allspring Specialized Technology Fund (the “Fund”)

At a meeting held June 29, 2022, the Board of Trustees of Allspring Funds Trust unanimously approved: (1) replacing Allianz Global Investors U.S., LLC (“AllianzGI”) with Allspring Global Investments, LLC (“Allspring Investments”) as the sub-adviser for the Fund; (2) reducing the Fund’s management fees and sub-advisory fees; (3) changing the Fund’s name to the Allspring Discovery Innovation Fund; (4) removing the Fund’s non-fundamental policy to invest at least 80% of its net assets in the equity securities of technology companies; and (5) revising the Fund’s principal investment strategies. The Fund’s net operating expense ratio caps were also reduced in connection with such approvals. Certain of these changes are scheduled to go effective on or about July 15, 2022, and the remainder on or about September 6, 2022. In connection with these changes, the Prospectus is amended as follows:

I. Principal Investment Strategy Changes. Effective September 6, 2022 (except as noted below), the Fund’s principal investment strategy will be replaced with the following:

Under normal circumstances, we invest:

• at least 80% of the Fund’s net assets in equity securities; and
• up to 25% of the Fund’s total assets in equity securities of foreign issuers, including up to 15% of the Fund’s total assets in equity securities of emerging markets issuers, directly or through ADRs and similar investments.

Under normal circumstances, we invest primarily in equity securities of companies of any market capitalization that we believe offer the potential for capital growth and are relevant to the Fund’s investment theme of innovation. We believe that companies relevant to this theme are those that derive a portion of their revenue from technology products or services, which we believe offers companies attractive opportunities for future growth through technological innovation. In selecting from this universe, we seek to identify companies that have, among other characteristics, the ability to develop or benefit from new products, services, or technological advancements that disrupt, or are expected to disrupt, existing markets or processes. We believe such companies can foster technological advancements to maximize efficiencies, establish pricing advantages, gain market share from competitors, and benefit from changes in demographic, lifestyle, or environmental trends. We believe innovation found in companies on the “right side of change” is often mispriced in today’s public equity markets and is a frequent signal or anomaly that we seek to exploit through our investment process. These companies will generally be part of the following industries or sectors: computer, software, communications equipment and services, internet retail, semi-conductor, health care, pharmaceuticals, biotechnology, defense and aerospace, energy equipment and services, nanotechnology, electric manufacturing services, transaction and payment processing services, information technology or communication services.

We may also invest in equity securities of foreign issuers, including emerging market issuers, through ADRs and similar investments. In order to capture opportunities from the broadening impact of innovation, we do not limit the fund’s exposure to any single industry or sector. We may invest in any sector, and at times the Fund may emphasize one or more particular sectors, and because we retain the flexibility to invest in a relatively small number of stocks, the Fund is also considered to be non-diversified. The Fund will invest at least 25% of the Fund’s assets in the technology sector.

(Effective July 15, 2022 the following portion of the strategy will become effective.) We seek to identify companies that have the prospect for strong sales and earnings growth rates, that enjoy a competitive advantage (for example, dominant market share) and that we believe have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). We pay particular attention to how management teams allocate capital in order to drive future cash flow. In addition to meeting with management, we take a surround-the-company approach by surveying a company’s vendors, distributors, competitors and customers to obtain multiple perspectives that help us make better investment decisions. Portfolio holdings are continuously monitored for changes in fundamentals. Price objectives are determined based on industry-specific valuation methodologies, including relative price-to-earnings multiples, price-to-book value, operating profit margin trends, enterprise value to EBITDA (earnings before interest, taxes, depreciation and amortization) and free cash flow yield. The team seeks a favorable risk/reward relationship to fair valuation, which we define as the value of the company (i.e., our price target for the stock) relative to where the stock is currently trading.

II. Principal Investment Risks Changes. Effective September 6, 2022 the section entitled “Fund Summary – Principal Investment Risks” will be amended to remove the following: Convertible Securities Risk and Geographic Emphasis Risk.

III. Fee and Expense Changes Effective July 15, 2022, in the section entitled “Fund Summary - Fees and Expenses” the Annual Fund Operating Expenses and the Expenses Example tables are updated as follows:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
	Class A	Class C
Management Fees	0.79%	0.79%
Distribution (12b-1) Fees	0.00%	0.75%
Other Expenses	0.49%	0.49%
Total Annual Fund Operating Expenses	1.28%	2.03%
Fee Waivers	(0.05)%	(0.05)%
Total Annual Fund Operating Expenses After Fee Waivers[2]	1.23%	1.98%
1.	Expenses have been adjusted as necessary from amounts incurred during the Fund’s most recent fiscal year to reflect current fees and expenses.
2.	The Manager has contractually committed through July 31, 2024, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waivers at 1.23% for Class A and 1.98% for Class C. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

	Assuming Redemption at End of Period		Assuming No Redemption
After:	Class A	Class C	Class C
1 Year	$693	$301	$201
3 Years	$948	$627	$627
5 Years	$1,228	$1,084	$1,084
10 Years	$2,023	$2,350	$2,350

IV. Fee and Expense Changes Effective July 15, 2022, in the section entitled “Fund Summary - Performance” the Annual Average Annual Total Return table is updated as follows:

Average Annual Total Returns for the periods ended 12/31/2021 (returns reflect applicable sales charges)
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	9/18/2000	6.83%	28.75%	21.53%
Class A (after taxes on distributions)	9/18/2000	-0.23%	23.76%	18.03%
Class A (after taxes on distributions and the sale of Fund Shares)	9/18/2000	6.74%	22.17%	17.05%
Class C (before taxes)	9/18/2000	11.54%	29.34%	21.36%
Russell 3000® Growth Index (reflects no deduction for fees, expenses, or taxes)[1]		25.85%	24.56%	19.39%
S&P North American Technology Sector Index (reflects no deduction for fees, expenses, or taxes)		26.40%	29.99%	23.54%
1.	The Fund has changed its primary benchmark from the S&P North American Technology Sector Index to the Russell 3000® Growth Index to more accurately reflect the revised strategy of the Fund. The S&P North American Technology Sector Index will remain as a secondary benchmark for the Fund.

V. Fund Management Changes Effective July 15, 2022, Allspring Investments will become the sub-adviser to the Fund and all references to AllianzGI, Huachen Chen, CFA, Walter C. Price Jr., CFA, and Michael A Seidenberg are removed. Accordingly, the table in the section entitled “Fund Summary – Fund Management” is deleted and replaced with the following:

Manager	Sub-Adviser	Portfolio Manager, Title/Managed Since
Allspring Funds Management, LLC	Allspring Global Investments, LLC	Michael T. Smith, Portfolio Manager/2022 Christopher J. Warner, CFA, Portfolio Manager/2022

In addition, in the section of the Fund’s prospectus entitled “The Manager and Portfolio Managers” the following new section is added immediately after the disclosure of management fees paid by the Fund:

Allspring Global Investments, LLC (“Allspring Investments”) is a registered investment adviser located at 525 Market Street, San Francisco, CA 94105. Allspring Investments, an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is a multi-boutique asset management firm committed to delivering superior investment services to institutional clients, including mutual funds.

Michael T. Smith, CFA Specialized Technology Fund	Mr. Smith joined Allspring Investments or one of its predecessor firms in 2000, where he currently serves as a Managing Director and Lead Portfolio Manager of the Discovery Growth Equity team.
Christopher J. Warner, CFA Specialized Technology Fund	Mr. Warner joined Allspring Investments or one its predecessor firms in 2007, where he currently serves as a Portfolio Manager for the Discovery Growth Equity team.

VI. Name Change. Effective September 6, 2022, the Fund’s name is changed to the “Allspring Discovery Innovation Fund” and all references to the Fund’s prior name are replaced with references to the Fund’s new name.

June 30, 2022	SFR062/P401S2